HECO Exhibit 10(a)

FIRST AMENDMENT TO

LOW SULFUR FUEL OIL SUPPLY CONTRACT

BY AND BETWEEN

BHP PETROLEUM AMERICAS REFINING INC.

AND

HAWAIIAN ELECTRIC COMPANY, INC.

This First Amendment to Low Sulfur Fuel Oil Supply Contract (“Amendment”), dated March 29, 2004 is entered into between Tesoro Hawaii Corporation fka BHP Petroleum Americas Refining Inc., a Hawaii corporation (referred to as “Tesoro” or “SELLER”), and Hawaiian Electric Company, Inc., a Hawaii corporation, (referred to as “HECO” or “BUYER”).

WHEREAS, BHP Petroleum Americas Refining Inc. entered into that certain Low Sulfur Fuel Oil Supply Contract dated November 14, 1997, effective as of January 1, 1998 (the “Contract”); and

WHEREAS, on or about June 1, 1998, Tesoro Petroleum Corporation purchased all the stock of BHP Petroleum Americas Refining Inc., and thereafter changed the name of BHP Petroleum Americas Refining Inc. to Tesoro Hawaii Corporation; and

WHEREAS, the Contract provided for the sale by SELLER and purchase by HECO of Low Sulfur Fuel Oil (referred to as “LSFO” or “Product”) for the period from January 1, 1998 through December 31, 2004, with provision for additional terms of 12-months each, beginning each successive January 1, unless BUYER or SELLER gives written notice of termination at least 120 days prior to the expiration of the then current term; and

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WHEREAS, SELLER and BUYER desire to extend the original term of the Contract for an additional ten-year period under the existing terms and conditions of the Contract, subject to the amendments noted herein;

NOW THEREFORE, the parties agree to amend the Contract as follows, effective as of January 1, 2005:

1. All references to “BHP” or “BHP Petroleum Americas Refining Inc.” in the title of and throughout the Contract shall be replaced by “Tesoro Hawaii Corporation”.

2. Article I (“Definitions”) is hereby amended by amending the definition of “Original Term” in its entirety to read as follows:

“22. “Original Term” means the first term of this Contract, which commenced January 1, 1998 and concludes December 31, 2014.”

3. Article III (“Term”) is hereby amended in its entirety to read as follows:

“The Original Term of this Contract shall be from January 1, 1998 through December 31, 2014, and shall continue for Additional Terms, unless BUYER or SELLER gives written notice of termination at least one hundred twenty (120) Days prior to the beginning of an Additional Term.”

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4. Article V (“Quantity”), Section 5.1 (“Quantity”) is hereby amended in the first paragraph by replacing the phrase “2000-2004” in the table with “2000-2014/Additional Term”, by replacing the phrase “Years 2001, 2002 and 2003” with “Years 2001, 2002, 2003, 2005, 2006, 2007, 2009, 2010, 2011, 2013, and 2014”, and by replacing the phrase “Years 2000 and 2004” with “Years 2000, 2004, 2008, and 2012”; in the second paragraph, by replacing the phrase “Year 2004” with “Year 2014”; and in the fourth paragraph, by replacing the phrase “Years 2000, 2001, 2002, 2003 and 2004” with “Years 2000 through 2014.”

5. Article VI (“Price”), Section 6.1 (“Determination of Product Price”) is hereby amended by replacing all references to [___] and [___] therein with [___] and by replacing their respective definitions with the definition of [___] below.

[___]

6. Article VI (“Price”), Section 6.1 (“Determination of Product Price”) is hereby further amended by replacing the phrase “2000-2004” in the table following the definition of price component [___] with “2000-2014/Additional Term”; and by amending the sentence immediately following the definition of price formula component [___] by replacing the phrase “2004” with “2014”.

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7. Article VIII (“Payment”), Section 8.1 (“Invoices”) is hereby updated by amending the identity of and address information for the “SELLER” in the second paragraph as follows:

“SELLER:	TESORO HAWAII CORPORATION P.O. Box 3379 Honolulu, Hawaii 96842 Attn: Manager Utility Fuel Sales Facsimile: (808) 547-3336”

8. Article VIII (“Payment”), Section 8.2 (“Method of Payment”) is hereby updated by amending the SELLER’s wire transfer information as follows:

“Bank One, Chicago, Illinois

ABA# 071000013

Tesoro Hawaii Corporation

Account # 5563631”

9. Article IX (“Notices”) is hereby clarified and updated by replacing it in its entirety with the following:

“Except as otherwise expressly provided herein, all notices shall be given in writing, by letter, electronic mail or facsimile to the following addresses, or such other address as the parties may designate by notice, and shall be deemed to have been duly given upon receipt, provided that notice sent by mail shall be deemed to have been given on the date of actual delivery or at the expiration of the fifth day after the date of mailing, whichever is earlier.

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BUYER:	Hawaiian Electric Company, Inc. P. O. Box 2750 Honolulu, Hawaii 96840 Attn: Director Fuels Resources, Power Supply Process Area, Mail Stop WP-2/IF Facsimile: (808) 543-4207

SELLER:	Tesoro Hawaii Corporation P.O. Box 3379 Honolulu, Hawaii 96842 Attn: Manager Utility Fuel Sales Facsimile: (808) 547-3336”

10. Exhibit A (“Product Specifications”) is hereby replaced by the Exhibit A attached hereto and incorporated herein by reference.

11. Exhibit B (“Illustrative Schedule Of Prices”) is hereby clarified and updated by replacing it with the Exhibit B attached hereto and incorporated herein by reference.

12. Exhibit C (“Illustrative Computation of Price Formula Component”) is hereby clarified and updated by replacing it with the Exhibit C attached hereto and incorporated herein by reference.

13. Except as expressly amended in this First Amendment, the provisions of the Contract shall remain in full force and effect, and exactly as written.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Low Sulfur Fuel Oil Supply Contract as of the day and year first written above.

HAWAIIAN ELECTRIC COMPANY, INC.

By	/s/ THOMAS C. SIMMONS

Thomas C. Simmons
(Printed or Typed Name)

Its	Vice President, Power Supply

By	/s/ RICHARD A. VON GNECHTEN

Richard A. von Gnechten
(Printed or Typed Name)

Its	Financial Vice President
BUYER

TESORO HAWAII CORPORATION

By	/s/ STEVE L. WORMINGTON

Steve L. Wormington
(Printed or Typed Name)

Its	EVP Marketing
SELLER

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EXHIBIT A

PRODUCT SPECIFICATIONS

LSFO Specification – Test Item	Measurement Unit	Limits	ASTM Method
GRAVITY @ 60 DEGREES F.	Degrees API	12 Min. 24 Max.	D-4052

[_____________________________________________________________________________________________________

__________________________________________________________________________________________________________

__________________________________________________________________________________________________________

__________________________________________________________________________________________________________]

HEAT VALUE, GROSS	MM BTU/BBL	6.0 million Min.	D-240, D-4868

FLASH POINT	Degrees F.	150 Min.	D-93, D-6450

POUR POINT	Degrees F.	125 Max.	D-97, D-5949

ASH	Percent, Weight	0.05 Max.	D-482

SEDIMENT & WATER	Percent, Weight	0.50 Max.	D-1796

[____________________________________________________________________________________________]

[_____________________________________________________________________________________________________ _________________________________________________________________________________________________]

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EXHIBIT B

ILLUSTRATIVE SCHEDULE OF PRICES

Illustrative Price Calculation for Product Delivered to Meet the Nominated Commitment of

October 2003

Determination of Product Price Under Article VI. The Product Price in U.S. Dollars (USD) per barrel shall be determined according to the following price formula:

[_________________________________________________________________]

Where:

[_____________________________________________________________________________________________________

__________________________________________________________________________________________________ __________________________________________________________________________________________________ __________________________________________________________________________________________________

__________________________________________________________________________________________________ __________________________________________________________________________________________________

__________________________________________________________________________________________________ __________________________________________________________________________________________________

__________________________________________________________________________________________________ __________________________________________________________________________________________________

__________________________________________________________________________________________________ __________________________________________________________________________________________________

__________________________________________________________________________________________________ __________________________________________________________________________________________________

__________________________________________________________________________________________________ __________________________________________________________________________________________________

__________________________________________________________________________________________________ __________________________________________________________________________________________________

__________________________________________________________________________________________________ __________________________________________________________________________________________________

__________________________________________________________________________________________________ __________________________________________________________________________________________________

__________________________________________________________________________________________________ _______________________]

[_]	= market price referencing a component (base price) of the price of [_____________________________________________ ____________________________________________________________________________________________________ ____________________________________________________________________________________________________ _____________________________________________________________________________________________], expressed in USD per barrel.

i.	[______________________________________________________________________________________________ _______________________________________________________________________________________] during the period beginning the 21st Day of the second Month preceding the Nominated Month of Delivery and ending the 20th of the Month immediately preceding the Nominated Month of Delivery.

Date of Price	Price in USD per Barrel
Date	Low	High	Average
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]

[________]			[________]

ii.	[______________________________________________________________________________________________ _______________________________________________________________________________________]] during the period beginning the 21st Day of the second Month preceding the Nominated Month of Delivery and ending the 20st of the Month immediately preceding the Nominated Month of Delivery.

Date of Price	Price in USD per Barrel
Date	Low	High	Average
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]

[________]			[________]

iii.	Compute the [___________________________________________________________________________________________ ______________________________________________________________________________________________________ _______________________________________________________________________________________________________ _________________________________________________]

[___________________________________________________________________________]

[_]	= market price referencing a component [___________________________________________________________________ ______________________________________________________________________________________________________ _______________________], expressed in USD per barrel.

Determination of [____________________________________________________________________________________________ _________________________________________________________________________________________]

Date of Price	Price in USD per Barrel
Date	Low	High	Average
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]
[________]	[________]	[________]	[________]

[________]		[________]

[_______________________________]

F1	= a factor to reflect [_____________________________________________________________________________________ __________________________________], expressed in USD per barrel.

A factor for [________________________________________________________________________________] which is computed in accordance with the following formula:

[_______________________________________________]

Where:

[___________________________________________________________________________________________________
________________________________________________________________________________________________
________________________________________________________________________________________________
________________________________________________________________________________________________
________________________________________________________________________________________________
________________________________________________________________________________________________
______________________________]

[___________________________________________________________________________________________________
________________________________________________________________________________________________
________________________________________________________________________________________________
________________________________________________________________________________________________
________________________________________________________________________________________________
________________________________________________________________________________________________
________________________________________________________________________________________________
________________________________________________________________________________________________
___________________________________________________________________]

i.	Determination of the [___________________________________________________________________________________ _______________________________________________]

Date of Price	Price in USD per Metric Ton
Date	Low	High	Average
[________]	[________]	[________]	[________] [__]
[________]	[________]	[________]	[________] [__]
[________]	[________]	[________]	[________] [__]
[________]	[________]	[________]	[________] [__]
[________]	[________]	[________]	[________] [__]
[________]	[________]	[________]	[________] [__]
[________]	[________]	[________]	[________] [__]
[________]	[________]	[________]	[________] [__]
[________]	[________]	[________]	[________] [__]
[________]	[________]	[________]	[________] [__]
[________]	[________]	[________]	[________] [__]
[________]	[________]	[________]	[________] [__]
[________]	[________]	[________]	[________] [__]
[________]	[________]	[________]	[________] [__]
[________]	[________]	[________]	[________] [__]
[________]	[________]	[________]	[________] [__]
[________]	[________]	[________]	[________] [__]
[________]	[________]	[________]	[________] [__]
[________]	[________]	[________]	[________] [__]
[________]	[________]	[________]	[________] [__]
[________]	[________]	[________]	[________] [__]

[______] in USD per metric ton: [________]

ii.	Conversion of [________________________________________________________________] from USD per Metric Ton to USD per barrel

Expressed in USD per Bbl: = [__________] / 6.368 Bbl/MT

[_____________________________________]

iii.	Computation using price formula

[_____________________________________]

[____________________________________________________]

[______________________________________________]

[__________________________________________]

[________________________________________________________________________________________________________
____________________________________________________________________________________________________
__________________________________________________________________________________], expressed in USD per barrel.

A factor for [______________] which is computed in accordance with the following formula:

[_______________]

Where:

[__]	[_____________] derived by multiplying [_______________________________________________________________
__________________________________________________________________________________________________
_______________________________________________________________________________________________] for the three Months in the calendar quarter immediately preceding the calendar quarter of the Nominated Month of Delivery, by the [_________________________________________________________________________________________
_________________________________________________________________________________________], applicable to the Year of the quarter of the referenced [___] data, expressed in USD per barrel.

[_______________________________________________________________________________________________] as defined in [________] to reflect the cost of the additional premium for full USD 1 billion coverage of Oil Pollution Liability Insurance on vessels carrying persistent oils to and from the U.S.A., consistent with a typical vessel derived in Exhibit C attached to this Contract.

[_________________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

__] for the three Months in the calendar quarter immediately preceding the calendar quarter of the Nominated Month of Delivery, by [________________________________________________________________________________________

____________________________________________________________________________________________________] applicable to the Year of the quarter of the referenced [___] data, expressed in USD per barrel.

i.	the [________________________________________________________________________________________________
___________________________________________________________________________________________________
_____________], for the three Monthly publications in the calendar quarter immediately preceding the calendar quarter of the Nominated Month of Delivery

Date of Publication: [_____________________________________________________________________________________

______________________________________________________________________________________________________

__________________________________________________________________________]

July 2003	[____]
August 2003	[____]
September 2003	[____]

[_________]	[______]

ii.	the [__________________________________________________________________________________________________
________________________________________________________________________], applicable to the Year of the quarter of the referenced [____] data, expressed in [__________________________________________________________________
_________________________________________________________________________]

[_________________________________________________________________________________________] effective January 1, 2003:

[______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_________________]

* prorated due [__________________________________________________________________________________________

_________________________________________________________________________________________________]

iii.	Computation using price formula

[________________________]

[____________________]

iv.	Conversion of [_____________________________________] from USD per metric ton to USD per barrel

[______________________]

[________________]

[_______________________________________________________________________________________________] as defined in [_____] to reflect the cost of the additional premium for full USD 1 billion coverage of Oil Pollution Liability Insurance on vessels carrying persistent oils to and from the U.S.A., consistent with a typical vessel derived in Exhibit C attached to this Contract.

[_______________________], derived as illustrated in Exhibit C attached hereto.

[________________]

[______________]

[_____________________________]

[_]	= a per barrel [__________________________________________________________________________________________
__________________________________________], applicable to volumes sold and Delivered by SELLER and purchased and received by BUYER in each Year of the Contract.

[_______________]

T = Taxes applicable to sale of Product

i.	HGET = 4.166% of pre-HGET price, excluding the Hawaii Environmental Response Tax;

ii.	Hawaii Environmental Response Tax applied after HGET = $0.05 per barrel

A.	Sample Product Price Computation for Delivery with Standard BTU Content of [-] MM Btu Per Barrel

[_______________________________]

[__________________________________________________]

[__________________________________]

[_______________________]

[________________]

B.	Sample Product Price Computation for Delivery with BTU Content Other than Standard [__] MM Btu per Barrel

[___________________________]

Assume [__] gross heat content [_________________] Product Delivered against the October 2003 Nomination, [________________

___________________________________________________________________________________________]

[________________________________________]

[________________________________________]

[_____________________]

[____________]

EXPLANATION OF TAXES:

Taxes in the LSFO price currently in effect include the Hawaii Environmental Response Tax of $0.050 per barrel. Also, Hawaii State General Excise Tax of 4.166% will be paid on all components of the Product Price, except at the execution of this Contract, the Hawaii Environmental Response Tax.

EXHIBIT C

ILLUSTRATIVE COMPUTATION OF PRICE FORMULA COMPONENT

Article VI of this Contract provides for the determination of the price per physical barrel of LSFO, which price determination [________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_______________________________________________________________________________________________]. The current edition of [___________________________________________________________________] to reflect the cost of additional insurance premium for oil pollution liability insurance on vessels carrying “Persistent Oils” (a cargo category which would include any grade of fuel oil, most fuel oil blending components as well as most types of crude oil) applicable to voyages having a destination in the U.S.A. SELLER acknowledges that any vessel used to transport LSFO that is sold and purchased under this Contract, including its components and the crude oil from which the LSFO is derived, shall be required to possess oil spill liability insurance coverage in the maximum amount commercially available, $1 billion as of January 1, 2004.

The price formula component [____] refers to [________________________________________________________________

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

__________________________________________] In order to derive an approximation of the relationship between Deadweight and Gross Registered Tons, the design characteristic of tankers against which marine insurance, including oil pollution liability insurance, is levied, for a nominal vessel consistent with [_______________________], the average size characteristics of two vessels that have transported LSFO or crude oil to Barbers Point, Hawaii are used as reference data. These vessels are described as follows:

Name	Deadweight Tons	Gross Registered Tons(GT)

[____________________________________________________________________________________________________

__________________________________________________________________________________________________________]

[__________________________________________________________________________________________________________]

The [____________________________________________________]that is to be included in the computation of [_______]

[___________________________________________]is consistent with the computation of [__] and is to be derived in the same manner as the following illustrative example calculations:

1. [__________________] rate in effect from February 20, 2003 (see note #1 at end) onwards shall include a [______________] computed as follows:

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[_____________________________________] with respect to the additional insurance premium for oil spill liability insurance coverage in the maximum amount commercially available, $ 1 billion as of January 1, 2004, on vessels carrying Persistent Oils to and from the U.S.A., [____] is derived:

[_________________________________________________________________________________________________

___________________________________________________________________________________]

[_____________________]

For illustrative purposes, this rate may be expressed in USD per barrel as follows:

[__________________________________________

________________________________________________________________________________________________]

[_________________________________________]

2. The [________________________] and their related [______________________] applicable for each calendar quarter are based upon an average of [___________________________________] in the calendar quarter immediately preceding the calendar quarter of the Nominated Month of delivery. Therefore the [________________________] computed above may properly be prorated for certain quarterly periods. Such proration may be computed as follows:

A.	With respect to volumes of LSFO [______________________________________________________________________

_______________________________________________________________________________________] (typically February 20th of each Year), the relevant [______________________________________] to be included in the computation of the [_______________________________________] shall be prorated for illustrative purposes as follows (for the first calendar quarter of a Year which is not a leap Year):

50/90 multiplied by the [______________________]computed prior to the rate change and 40/90 multiplied by the [___________________] using the revised rate.

B.	With respect to volumes of [________________________], and continuing for so long as the [______________________] as set forth in [_________________________] shall be applicable, the relevant [_____________________________] to be included in the computation of the price component [_____________] shall be as derived as in part 1 above.

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Note	(1): [___________________________] are revised and applicable for each calendar year, however the value of the [_________________________________] that pertains to the cost of oil pollution liability insurance is revised in accordance with the Protection & Indemnity Club (mutual marine insurance organizations) premium year, generally February 20 through February 19 of the following year. Reference [________________________] for the [____________________________] in effect from February 20, 2003 onwards and applicable to the October 2003 Product price.

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